UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 4, 2014

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

https://twitter.com/zillow

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2014, Zillow, Inc. (“Zillow”) held its 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”). At the 2014 Annual Meeting, Zillow’s shareholders voted on the following matter with the following results:

Election of three directors nominated by Zillow’s Board of Directors to serve until the 2017 Annual Meeting of Shareholders.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
J. William Gurley	83,703,333	1,219,452	0
Jay C. Hoag	84,411,744	511,041	0
Gregory B. Maffei	77,035,540	7,887,245	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2014	ZILLOW, INC.

	By:	/s/ KATHLEEN PHILIPS
	Name:	Kathleen Philips
	Title:	General Counsel, Chief Operating Officer and Secretary